SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): APRIL 29, 1997

                            TRANSOCEAN OFFSHORE INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                     1-7746                72-0464968
(State or other jurisdiction of    (Commission           (I.R.S. Employer
incorporation or organization)     File Number)          Identification No.)

                                4 GREENWAY PLAZA
                              HOUSTON, TEXAS 77046
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (713) 871-7500
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Item 5.     OTHER EVENTS.

            On April 29, 1997, Transocean Offshore Inc., a Delaware corporation (the "Company"), closed the public offering of $100,000,000 aggregate principal amount of its 7.45% Notes due April 15, 2027 (the "Notes") and $200,000,000 aggregate principal amount of its 8.00% Debentures due April 15, 2027 (the "Debentures") under its registration statement on Form S-3 (No. 333-24457), which became effective on April 11, 1997 (the "Registration Statement"). This Current Report on Form 8-K is being filed for the purpose of filing as exhibits the Underwriting Agreement, the Pricing Agreement, the Indenture, the First Supplemental Indenture, the form of Note and the form of Debenture listed in Item 7(c) hereof in connection with the Registration Statement and the public offering of the Notes and the Debentures.

Item 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (c)   Exhibits.

            1.1 Underwriting Agreement dated April 24, 1997 between the Company and Goldman, Sachs & Co., Salomon Brothers Inc, ABN AMRO Chicago Corporation and Credit Lyonnais Securities (USA) Inc.

            1.2 Pricing Agreement dated April 24, 1997 between the Company and Goldman, Sachs & Co., Salomon Brothers Inc, ABN AMRO Chicago Corporation and Credit Lyonnais Securities (USA) Inc.

            4.1 Indenture dated as of April 15, 1997 between the Company and Texas Commerce Bank National Association, as trustee.

            4.2 First Supplemental Indenture dated as of April 15, 1997 between the Company and Texas Commerce Bank National Association, as trustee, supplementing the Indenture dated as of April 15, 1997.

            4.3   Form of Note.

            4.4   Form of Debenture.
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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          TRANSOCEAN OFFSHORE INC.

Date: April 29, 1997                      /s/ ERIC B. BROWN
                                          Eric B. Brown
                                          Vice President, General Counsel and
                                          Secretary